UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

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Chevron Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-00368	94-0890210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2017 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 31, 2017.
(b)
Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. Except for Item 4 (advisory vote on the frequency of future advisory votes on named executive officer compensation), all other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
W. M. Austin	1,303,368,948	99.0%	13,195,051	5,492,645	331,972,209
L. F. Deily	1,288,333,894	98.4%	21,609,302	12,113,448	331,972,209
R. E. Denham	1,264,964,551	96.6%	44,254,419	12,837,674	331,972,209
A. P. Gast	1,297,382,647	99.0%	12,734,697	11,939,300	331,972,209
E. Hernandez, Jr.	1,259,225,284	96.1%	50,600,349	12,231,011	331,972,209
J. M. Huntsman Jr.	1,287,784,974	98.3%	22,567,071	11,704,599	331,972,209
C. W. Moorman IV	1,297,101,302	99.0%	12,731,351	12,223,991	331,972,209
D. F. Moyo	1,277,529,736	97.5%	32,338,557	12,188,351	331,972,209
R. D. Sugar	1,269,403,584	97.0%	39,996,311	12,656,749	331,972,209
I. G. Thulin	1,290,766,208	98.5%	19,242,090	12,048,346	331,972,209
J. S. Watson	1,250,538,949	95.5%	58,318,724	13,198,971	331,972,209
M. K. Wirth	1,277,763,182	97.5%	32,738,968	11,554,494	331,972,209

(2)	The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2017 was approved based upon the following votes:
Votes For	1,615,528,447	98.0%
Votes Against	32,688,861	2.0%
Abstentions	5,811,545
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)	The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,224,477,991	93.8%
Votes Against	81,320,474	6.2%
Abstentions	16,258,179
Broker Non-Votes	331,972,209

(4)	The Board’s proposal for stockholders to vote, on an advisory basis, as to the frequency of future advisory votes on Chevron’s named executive officer compensation received the following votes:
Votes For 1 Year	1,157,974,727	88.5%
Votes For 2 Years	8,184,812	0.6%
Votes For 3 Years	142,837,830	10.9%
Abstentions	13,059,275
Broker Non-Votes	331,972,209

(5)	The stockholder proposal regarding a report on lobbying was not approved based upon the following votes:
Votes For	378,270,506	29.1%
Votes Against	920,148,028	70.9%
Abstentions	23,638,110
Broker Non-Votes	331,972,209

(6)	The stockholder proposal regarding a report on business with conflict-complicit governments was not approved based upon the following votes:
Votes For	72,034,693	5.7%
Votes Against	1,184,804,405	94.3%
Abstentions	65,217,546
Broker Non-Votes	331,972,209

(7)	The stockholder proposal was withdrawn.

(8)	The stockholder proposal regarding a report on transition to a low carbon economy was not approved based upon the following votes:
Votes For	334,944,962	26.0%
Votes Against	953,851,171	74.0%
Abstentions	33,260,511
Broker Non-Votes	331,972,209

(9)	The stockholder proposal regarding an independent chairman was not approved based upon the following votes:
Votes For	479,386,793	38.7%
Votes Against	758,188,211	61.3%
Abstentions	84,481,640
Broker Non-Votes	331,972,209

(10)	The stockholder proposal regarding an independent director with environmental expertise was not approved based upon the following votes:
Votes For	252,689,485	19.6%
Votes Against	1,035,361,585	80.4%
Abstentions	34,005,574
Broker Non-Votes	331,972,209

(11)	The stockholder proposal regarding special meetings was not approved based upon the following votes:
Votes For	415,762,930	31.9%
Votes Against	887,242,833	68.1%
Abstentions	19,050,881
Broker Non-Votes	331,972,209

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: June 5, 2017	By:	/s/ Christine L. Cavallo
Christine L. Cavallo,
Assistant Secretary